© INNO VATE Corp. 2023 INNOVATE Corp. Q1 2023 Earnings Release Supplement May 10, 2023

© INNO VATE Corp. 2023 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth, the achievement of INNOVATE’s strategic objectives, expectations for performance of new projects and realization of revenue from the backlog at DBM Global, anticipated success from the launch of new products in the Life Sciences segment, anticipated performance of new channels and LPTV frequencies in the Spectrum segment, and changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’smanagement and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or thecreation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; the impact on our business and financial condition of our substantial indebtedness and thesignificant additional indebtedness and other financing obligations we may incur; our dependence on key personnel; volatility in the trading price of our common stock; the impact of recent supply chain disruptions, labor shortages and increases in overall price levels, including in transportation costs; interest rate environment; developments relating to the ongoing hostilities in Ukraine; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisition, holding and disposition of target companies and assets; our ability to remain in compliance with the listing standards of the New York Stock Exchange; the ability of our operating segments to attract and retain customers; our expectations regarding the timing, extent and effectiveness of our cost reduction initiatives and management’s ability to moderate or control discretionary spending; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses; the possibility of indemnification claims arising out of divestitures of businesses; and our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

© INNO VATE Corp. 2023 Safe Harbor Disclaimers Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, whichexcludes results for discontinued operations, and Adjusted EBITDA for its operating segments. Adjusted EBITDA Adjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our previous Insurance segment. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding discontinued operations, if applicable; depreciation and amortization; other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; other (income) expense, net; income tax expense (benefit); noncontrolling interest; share-based compensation expense; restructuring and exit costs; non-recurring items; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part. 3

© INNO VATE Corp. 2023 Solid Momentum to Start 2023 with a Focus on Execution and Profitability for the Balance of the Year First Quarter 2023 and Recent Highlights ■ DBM Global delivered first quarter revenue of $311.7 million. ■ R2 announced three new FDA clearances. ■ MediBeacon's final regulatory submission is anticipated in the second quarter. ■ New programming at Broadcasting is up and running which will lead to greater profitability over the long-term. ■ On May 9, 2023, the Company consummated the purchase of all of the Series A Preferred issued by DBM Global Intermediate Holdco Inc. held by Continental General Insurance Company for $42.2 million consisting of $7.1 million of cash and a $35.1 million unsecured note that is due in 2026. 4

© INNO VATE Corp. 2023 ■ 1Q23 Adjusted EBITDA(2) of $0.4M ■ New customer programming has commenced at previously occupied Azteca stations ■ Seek to expand the uses of LPTV while maintaining the quality of our legacy linear broadcast service ■ R2 has shipped 273 GLACIAL devices globally ■ Announced three new FDA clearances to enhance patient outcomes and partnership with Allies of Skin ■ Expected final regulatory submission in the second quarter 2023 ■ Reported Backlog = $1.6B ■ Total adjusted backlog(1) = $1.7B ■ Expect margins to improve over prior year ■ Backlog provides future visibility Segment Highlights Infrastructure Highlights Life Sciences Highlights Spectrum Highlights (1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts. (2) See Appendix f or reconciliation of Non-GAAP to U.S. GAAP. 5

Q1 2023 Financial Highlights

INNOVATE

Revenue

($ millions)		1Q23		1Q22
Infrastructure	$	311.7	$	402.2
Life Sciences		0.5		0.8
Spectrum		5.7		9.8
Consolidated INNOVATE	$	317.9	$	412.8

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA

		1Q23				1Q22		
($ millions)		NI(1)		Adjusted EBITDA(2)		NI(1)		Adjusted EBITDA(2)
Infrastructure	$	2.0	$	16.3	$	6.1	$	20.5
Life Sciences		(2.8)		(7.8)		(4.1)		(5.8)
Spectrum		(5.0)		0.4		(3.4)		1.3
Non-operating Corporate		(11.9)		(3.5)		(11.3)		(4.6)
Other & Eliminations		8.7		(0.5)		0.3		0.1
Consolidated INNOVATE	$	(9.0)	$	4.9	$	(12.4)	$	11.5

Consolidated Q1 Results

- Revenue decreased $94.9M or 23.0% driven by our Infrastructure segment, and, to a lesser extent our Spectrum segment. DBMG's commercial structural steel fabrication and erection and industrial maintenance and repair businesses encountered customer and general contractor driven delays, resulting in the timing of work performed by DBMG to be delayed in the current period. Revenues at our Spectrum segment decreased primarily as a result of the termination of HC2 Network, Inc. ("Network") and its associated Azteca America network ("Azteca") content on December 31, 2022.
- Net Loss attributable to INNOVATE Corp. of $9.0M
- Adjusted EBITDA(2) decreased by $6.6M to $4.9M driven by the Infrastructure, Life Sciences, and Spectrum segments, as well as a decrease in our equity method income from our investment in HMN. This was partially offset by lower EBITDA losses at Corporate.

Infrastructure

- Net Income of $2.0M(1)
- Adjusted EBITDA(2) down $4.2M year-over-year driven by lower revenues and an increase in SG&A, primarily driven by increases in salary and benefits. The decrease in Adjusted EBITDA was partially offset by a margin improvement as projects completed in the comparable period, which had lower margins due to market pressure on point-of-sale project margins during the COVID-19 pandemic, were replaced with more recent projects with higher point-of-sale margins in the current period.
- Contracted backlog of $1.6B (Adjusted ~$1.7B(3)), compared to $1.8B at December 31, 2022.

Life Sciences

- Revenue of $0.5M driven by R2's Glacial Spa and Rx devices and consumables which differentiated its sales platform in the second half of 2022.

Spectrum

- Net Loss of $5.0M(1)
- Adjusted EBITDA(2) down $0.9M year-over-year primarily driven by the termination of Network and increased salaries and benefits at the station group, partially offset by an increase in station revenues, which launched new customers in the current period.

Non-operating Corporate

- Recurring SG&A down $1.1M year-over-year driven by unrepeated expenses related to the settlement with the former CEO recorded in the prior period, a decrease in accounting expenses and a decrease in salaries and benefits and bonus expense.

Other & Eliminations

- $0.5M in Adjusted EBITDA(2) loss driven by the equity investment in HMN, which was sold on March 6th, 2023, resulting in approximately two months of equity method loss being recognized compared to income for the three months in the comparable period.

First Quarter Consolidated Revenue and Adjusted EBITDA(2) of $317.9 million and $4.9 million, respectively

(1) Net (loss) attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

© INNOVATE Corp. 2023

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Segment Highlights - Infrastructure

DBM Global ("DBM")

Overview

- 22.5% revenue decrease driven by timing of projects at DBMG's commercial structural steel fabrication and erection and industrial maintenance and repair businesses, both of which encountered customer and general contractor driven delays, resulting in the timing of work performed by DBM to be delayed in the current period.
- Adjusted EBITDA decrease was driven by a decrease in revenue and an increase in SG&A expenses as a result of increases in salary and benefits. While the commercial structural steel fabrication and erection business also experienced similar delays in the current period that impacted its revenue, the decrease in Adjusted EBITDA was partially offset by a margin improvement as projects completed in the comparable period, which had lower margins due to market pressure on point-of-sale project margins during the COVID-19 pandemic, were replaced with more recent projects with higher point-of-sale margins in the current period.
- Reported backlog level of $1.6B.
- Taking into consideration awarded but not yet signed contracts, adjusted backlog was ~$1.7B.

Near-Term Focus

- Manage working capital needs from growth, changes in projects and timing.
- Continues to see sizable projects and opportunity in the market and its pipeline.
- Convert backlog to revenue while being selective in future projects for higher margin.

(1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
All data as of March 31, 2023 unless otherwise noted.

Financials

($ millions)		1Q23		1Q22
Revenue	$	311.7	$	402.2
Net Income	$	2.0	$	6.1
Adjusted EBITDA (1)	$	16.3	$	20.5

Trending Backlog


($ millions)
$2,500
$2,000
$1,500
$1,000
$500
$1,382.9
$1,485.3
$1,916.5
$1,782.3
~$1,665.0
$1,595.6
1Q22
2Q22
3Q22
4Q22
1Q23
Backlog
Adjusted Backlog

© INNOVATE Corp. 2023

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Segment Highlights - Life Sciences

Pansend Life Sciences ("Pansend")

R2 Technologies

- R2 has now shipped 273 GLACIAL® devices to customers globally.
- Announced three new FDA clearances to enhance patient outcomes.
- Partnered with renowned skincare company, Allies of Skin, to launch a multi-patient backbar treatment kit.

MediBeacon

- Final reconciliations and audits being completed in preparation of the Clinical Study Report for FDA regulatory submission.
- Final submission with the FDA expected in the second quarter 2023.

Summary of Investments

Company	Investment to Date	Equity %	Fully Diluted %
R2 Technologies	$44.5M	56.6%	51.5%
MediBeacon	$29.4M	46.2%	40.7%
Genovel	$3.9M	80.0%	75.2%
Triple Ring	$3.0M	25.8%	21.3%

(1) Investment-to-date totals and equity ownership percentages are as of March 31, 2023.
(2) MediBeacon agents and devices are not approved for human use by any regulatory agency.

© INNOVATE Corp. 2023

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Segment Highlights - Spectrum

HC2 Broadcasting ("Broadcasting")

HC2 Broadcasting

Overview

- Launched new network programming, Law & Crime, a popular live trial network founded by Dan Abrams of ABC News, previously available only on cable.
- Success of our initial experiment using our LPTV spectrum and currently working with engineering and spectrum consultants to design additional experiments.
- Broadcasting owns and operate 251 stations that cover 107 DMAs.
- Ownership 98%; 86% on a fully diluted basis.

Financials

($ millions)		1Q23		1Q22
Station Group	$	5.4	$	4.8
Network ("Azteca")		0.3		5.0
Revenue	$	5.7	$	9.8
Net (Loss) Income	$	(5.0)	$	(3.4)
Adjusted EBITDA [(1)]	$	0.4	$	1.3

Near-Term Focus

- Continue business development and sign up large content providers; strong pipeline of pending lease agreements or revenue shares across multiple markets.
- Seeing new revenue opportunities with shopping networks, news networks and religious networks.
- Continue to explore the benefits of next gen technology.

Station Growth


250
200
150
100
50
0
45
251
245
4Q17
4Q18
4Q19
4Q20
4Q21
4Q22
1Q23
Central Cast Integrated
Operating Stations

(1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

© INNOVATE Corp. 2023

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Current Credit Picture

INNOVATE

Debt Summary(1)(5)

($ millions)	Maturity	Mar-23	Dec-22
8.50% Senior Secured Notes	2026	$ 330.0	$ 330.0
7.50% Convertible Senior Notes	2026	51.8	51.8
Line of Credit(3)	2025	5.0	20.0
Infrastructure Debt	Various	237.0	243.0
Spectrum Debt	2024	69.7	69.7
Life Science Debt	2023	13.0	10.8
Total Principal Outstanding		$ 706.5	$ 725.3
Unamortized OID and DFC		(9.3)	(10.9)
Total Debt		$ 697.2	$ 714.4
Cash & Cash Equivalents(4)		16.6	80.4
Net Debt		$ 680.6	$ 634.0

Debt Amortization and Maturity Profile(2)


($ millions)
$500.0
$400.0
$300.0
$200.0
$100.0
$—
$28.3
$203.8
$12.3
$462.0
$0.1
2023
2024
2025
2026
2027
Holdco
Infrastructure
Spectrum
Life Science

(1) Debt Maturity Profile excludes Preferred Stock and operating leases

(2) Debt amortization and Maturity Profile chart presents debt annual amortization and maturity payments

(3) Subsequent to March 31, 2023, the Company drew an additional $8.0 million under the Revolving Credit Agreement, increasing the outstanding balance to $13.0 million and extended the maturity date of the Revolving Credit Agreement from February 23, 2024, to March 16, 2025

(4) Excludes restricted cash

(5) Subsequent to March 31, 2023, the Company issued a $35.1 million subordinated unsecured promissory note in connection with the purchase of DBM Global Intermediate Holdco, Inc. redeemable preferred stock. The promissory note is due February 28, 2026, and bears interest at 9% per annum through May 8, 2024, 16% per annum from May 9, 2024 to May 8, 2025, and 32% per annum thereafter.

© INNOVATE Corp. 2023

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© INNO VATE Corp. 2023 Appendix Select GAAP Financials & Non-GAAP Reconciliations

© INNO VATE Corp. 2023 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended March 31, 2023 2022 Revenue $ 317.9 $ 412.8 Cost of revenue 274.3 363.0 Gross profit 43.6 49.8 Operating expenses: Selling, general and administrative 41.7 42.6 Depreciation and amortization 6.3 6.9 Other operating income (0.4) (0.4) (Loss) income from operations (4.0) 0.7 Other (expense) income: Interest expense (15.6) (12.6) Loss from equity investees (4.0) (0.5) Other income (expense), net 16.5 (0.1) Loss from operations before income taxes (7.1) (12.5) Income tax expense (0.9) (1.6) Net loss (8.0) (14.1) Net (income) loss attributable to noncontrolling interest and redeemable noncontrolling interest (1.0) 1.7 Net loss attributable to INNOVATE Corp. (9.0) (12.4) Less: Preferred dividends 1.2 1.2 Net loss attributable to common stockholders $ (10.2) $ (13.6) 12

© INNO VATE Corp. 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA (in millions) Three Months Ended March 31, 2023 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 2.0 $ (2.8) $ (5.0) $ (11.9) $ 8.7 $ (9.0) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 4.9 0.1 1.3 — — 6.3 Depreciation and amortization (included in cost of revenue) 3.9 — — — — 3.9 Other operating income (0.1) — (0.3) — — (0.4) Interest expense 3.4 0.5 3.2 8.5 — 15.6 Other (income) expense, net (0.2) (3.9) 1.8 (1.6) (12.6) (16.5) Income tax expense (benefit) 1.1 — — 1.0 (1.2) 0.9 Noncontrolling interest 0.2 (1.9) (0.6) — 3.3 1.0 Share-based compensation expense — 0.2 — 0.3 — 0.5 Restructuring and exit costs 0.5 — — — — 0.5 Acquisition and disposition costs 0.6 — — 0.2 1.3 2.1 Adjusted EBITDA $ 16.3 $ (7.8) $ 0.4 $ (3.5) $ (0.5) $ 4.9 13

© INNO VATE Corp. 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA (in millions) Three Months Ended March 31, 2022 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 6.1 $ (4.1) $ (3.4) $ (11.3) $ 0.3 $ (12.4) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.3 0.1 1.5 — — 6.9 Depreciation and amortization (included in cost of revenue) 3.7 — — — — 3.7 Other operating (income) loss (0.6) — 0.2 — — (0.4) Interest expense 2.2 — 2.0 8.4 — 12.6 Other expense (income), net 0.1 0.1 1.5 (1.6) — 0.1 Income tax expense (benefit) 2.9 — — (1.3) — 1.6 Noncontrolling interest 0.6 (2.0) (0.6) — 0.3 (1.7) Share-based compensation expense — 0.1 — 0.7 — 0.8 Acquisition and disposition costs 0.2 — 0.1 0.5 (0.5) 0.3 Adjusted EBITDA $ 20.5 $ (5.8) $ 1.3 $ (4.6) $ 0.1 $ 11.5 14